Filed pursuant to Rule 497(e)

File Nos. 333-249784 and 811-23615

PERPETUAL AMERICAS FUNDS TRUST

(the “Trust”)

TSW CORE PLUS BOND FUND

TSW HIGH YIELD BOND FUND

Supplement dated August 6, 2026

to the Statutory Prospectus and Statement of Additional Information

dated February 1, 2026, as amended

On August 5, 2026, The Board of Trustees (the “Board”) of the Trust approved a plan of liquidation and termination (the “Plan”) for each of TSW Core Plus Bond Fund and the TSW High Yield Bond Fund (each, a “Fund”) pursuant to the provisions of the Trust’s Second Amended and Restated Agreement and Declaration of Trust.

The liquidation of each Fund is expected to take place on or about September 25, 2026 (the “Liquidation Date”). Effective August 6, 2026, shares of the Funds will no longer be available for purchase by new or existing investors, other than through the automatic reinvestment of distributions by current shareholders. Each Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.

Pursuant to its respective Plan, on or before the Liquidation Date, each Fund will seek to convert substantially all of its respective portfolio securities and other assets to cash or cash equivalents. Therefore, a Fund may depart from its stated investment objectives and policies as it prepares to liquidate its assets and distribute them to shareholders. Each Fund will begin liquidating its investment portfolio on or after the date of this Supplement and has full flexibility to hold cash and cash equivalents, until all investments have been converted to cash and all shares have been redeemed. During this period, your investments in a Fund will not reflect the performance results that would be expected if the Fund was still pursuing its investment objectives. Any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed on that date. As soon as practicable after the Liquidation Date, each Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund.

At any time prior to the Liquidation Date shareholders may redeem their shares of a Fund pursuant to the procedures set forth under “How to Redeem Shares” in the Fund’s Prospectus. Shareholders may be permitted to exchange their Fund shares for the same class shares, in another series of the Trust, as described in and subject to any restrictions set forth in the section in the Prospectus entitled “How to Exchange Shares.” Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

A Fund may make one or more distributions of income dividends and net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. Redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local or non-U.S. tax laws. Please refer to the section in the Prospectus entitled “Taxes” for general information.

This Supplement should be retained for future reference.